UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2005

KAISER GROUP HOLDINGS, INC.

(Successor issuer to Kaiser Group International, Inc.)

(Exact name of registrant as specified in its charter)

Delaware	File No. 1-12248	54-2014870
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

9300 Lee Highway
Fairfax, Virginia		22031-1207
(Address of principal executive offices)		(Zip Code)

(703) 934-3413

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On December 6, 2005, after notice and hearing, the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) granted the Joint Motion of Debtors in Possession and Spectrum Class for Final Approval of Settlement with Spectrum Class (the “Joint Motion”) submitted by Kaiser Group International, Inc. and its affiliated debtor subsidiaries and debtors in possession (the “Debtors”) and James D. Pippin, on behalf of himself and the Class of ICT Spectrum Bankruptcy Claimants (the “Spectrum Class”).  In granting the Joint Motion, the Bankruptcy Court authorized Kaiser Group Holdings, Inc., a Delaware corporation (the “Company”), the Debtors and the Spectrum Class to enter into a Stipulation and Agreement of Settlement (the “Settlement Agreement”) in full and final satisfaction of claims and equity interests of the Spectrum Class and its members, all as described in the Settlement Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Pursuant to the terms and conditions of the Settlement Agreement, absent a timely filed notice of appeal, the Company will issue 175,003 shares of its common stock pro rata to members of the Spectrum Class and to counsel for the Spectrum Class.  The Company will distribute an additional 4,259 shares of common stock pro rata to certain members of the Spectrum Class and will make available for exchange an additional 6,169 shares of common stock, all as provided in the Settlement Agreement.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Settlement Agreement.

This Current Report on Form 8-K contains, and our other periodic filings with the Securities and Exchange Commission and written or oral statements made by our officers and directors to the press, potential investors, securities analysts and others may contain, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  These forward-looking statements are not historical facts, but rather are predictions, and generally can be identified by use of statements that include terms such as “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan” or “foresee” or other words or phrases of similar import.  Similarly, statements that describe or contain information related to matters such as our intent, belief, or expectation with respect to financial performance, claims resolution, cash availability, stock redemption plans, contract awards and performance, potential acquisitions and joint ventures and cost-cutting measures are forward-looking statements. These forward-looking statements often reflect a number of assumptions and involve known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially from those currently anticipated in these forward-looking statements.  In light of these risks and uncertainties, including those described below, the forward-looking events might or might not occur.  We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

10.1

Stipulation and Agreement of Settlement among (i) James D. Pippin, on behalf of himself and the Class of ICT Spectrum Bankruptcy Claimants, by and through his counsel, and (ii) Kaiser Group Holdings, Inc., and (iii) Kaiser Group International, Inc. and its affiliated debtors and debtors in possession, dated as of October 19, 2005.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Kaiser Group Holdings, Inc.
(Registrant)

/s/ Douglas W. McMinn
Douglas W. McMinn
President and Chief Executive Officer

Date: December 6, 2005